UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2011 (September 28, 2011)

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland
(CubeSmart)	001-32324	20-1024732
Delaware
(CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

460 E. Swedesford Road, Suite 3000

Wayne, Pennsylvania 19087

(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

U-Store-It Trust (CubeSmart)

U-Store-It, L.P. (CubeSmart, L.P.)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On September 28, 2011, CubeSmart (the “Company”) issued a press release announcing that the Company’s executives will visit the New York Stock Exchange on September 29, 2011 to commemorate the Company’s new name and ticker symbol (NYSE: CUBE), which became effective September 19, 2011.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release dated September 28, 2011.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: September 28, 2011	By:	/s/ Timothy M. Martin
	Name:	Timothy M. Martin
	Title:	Chief Financial Officer

CUBESMART, L.P.

Date: September 28, 2011	By:	/s/ Timothy M. Martin
	Name:	Timothy M. Martin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 28, 2011.